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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               BNC MORTGAGE, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                              BNC MORTGAGE, INC.

                         SUPPLEMENT TO PROXY STATEMENT

                                     FOR

                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 14, 1999


        The following supplements and amends the Proxy Statement of BNC Mortgage, Inc. (the "Company") for the Annual Meeting of Stockholders to be held on December 14, 1999:

        "On November 8, 1999, the Company's Board of Directors appointed Mr. Richard B. Whiting as an additional committee member of the Company's Audit Committee and reaffirmed Mr. Keith C. Honig and Mr. Evan R. Buckley as committee members of the Company's Audit Committee."

        This Supplement is being mailed to the Company's stockholders on or about November 18, 1999.


                                                     EVAN R. BUCKLEY
                                                     Chairman of the Board,
                                                     Chief Executive Officer
                                                     and Secretary

Irvine, California
November 12, 1999